UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

HG Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34964	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6265 Old Water Oak Road, Suite 204
Tallahassee, Florida 32312
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (850) 201-9204

2115 E. 7th Street, Suite 101
Charlotte, NC 28204
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 2, 2025, HG Holdings, Inc. (the “Company”) amended its Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to reduce the number of authorized shares to 8,000,000 shares which are divided into two classes as follows: (a) 7,000,000 shares of common stock, $0.02 par value per share (“Common Stock”); and (b) 1,000,000 shares of Blank Check Preferred Stock, $0.01 par value per share (the “Amendment”). The Certificate of Incorporation previously provided that the number of authorized shares was 36,000,000 shares which were divided into two classes as follows: (a) 35,000,000 shares of Common Stock; and (b) 1,000,000 shares of Blank Check Preferred Stock, $0.01 par value per share. No issued shares of the Company are impacted by the Amendment; the Amendment only reduces the Company’s authorized but unissued shares.

As previously disclosed in the Company’s Definitive Information Statement, as filed with the United States Securities and Exchange Commission on Schedule 14C on August 8, 2025, the Amendment was approved by the Company’s board of directors on July 25, 2025, subject to stockholder approval, and subsequently approved by written consent of approximately 74.74% of the issued and outstanding shares of Common Stock of the Company.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information reported in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of HG Holdings, Inc., dated September 2, 2025.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HG HOLDINGS, INC.

Date: September 3, 2025	By:	/s/ Anna Lieb
		Name:	Anna Lieb
		Title:	Principal Financial and Accounting Officer